SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2000


                          CHURCHILL DOWNS INCORPORATED
                          -----------------------------
             (Exact name of registrant as specified in its charter)


   Kentucky                  0-1469                        61-0156015
(State or other      (Commission File Number)      (IRS Employer Identification
jurisdiction of                                                 No.)
incorporation or
organization)


                    700 Central Avenue, Louisville, KY 40208
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (502) 636-4400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                          CHURCHILL DOWNS INCORPORATED

                                    I N D E X




ITEM 1-4.                    Not Applicable

ITEM 5.        OTHER EVENTS

               A copy of the amended press release is set forth in Exhibit 99.1 to this filing and is incorporated herein by reference

ITEM 6.        Not Applicable

ITEM 7.        Financial Statements and Exhibits

               (a) Financial statements of business acquired
                     Not Applicable

               (b) Pro forma financial information
                     Not Applicable

               (c) Exhibits
                     Exhibit 99.1 Amended Press Release dated July 26, 2000

ITEM 8-9.      Not Applicable



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